Supplement to the
Fidelity® Equity-Income Fund
April 1, 2013
Prospectus

Effective January 18, 2014, if you hold your shares in a Fidelity mutual fund account and your dividend and/or redemption check(s) remains uncashed for six months, the check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

Previously the group fee rate component of certain Fidelity funds' management fees was based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts. Going forward, FMR has agreed that assets of Fidelity's sector funds that previously counted toward group assets will continue to be counted even after Fidelity SelectCo, LLC, an affiliate of FMR, has assumed management responsibilities for certain sector funds.

The following information replaces similar information in the Fund Management section:

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. For this purpose, the average net assets of any mutual funds previously advised by FMR that currently are advised by Fidelity SelectCo, LLC are included.

The following information supplements information found in the "Fund Summary" section under the heading "Principal Investment Strategies" on page 4.

  Potentially using covered call options as tools in managing the fund's assets.

The following information supplements information found in the "Investment Details" section under the heading "Principal Investment Strategies" on page 8.

FMR may also use covered call options as tools in managing the fund's assets. By writing covered call options, FMR sells the option to buy a security held by the fund at a specified price in exchange for a premium.

The following information supplements information found in the "Investment Details" section under the heading "Description of Principal Security Types" on page 8.

Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include options transactions such as call options (options to buy). Writing a call option involves writing (selling) an option on a security or other instrument, which obligates the writer to sell the underlying security or instrument or to make a net cash settlement payment in return for a set price (the strike price) upon the buyer's exercise of the option. The seller is paid a price (premium) for the option. A call option is "covered" if the underlying security or instrument is held in a fund's portfolio at the time the option is written.

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The following information replaces similar information found in the "Investment Details" section under the heading "Principal Investment Risks" beginning on page 8.

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. To the extent a fund writes covered call options on particular securities, it gives up some ability to participate in price increases of the underlying securities. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

Supplement to the
Fidelity® Stock Selector Large Cap Value Fund
April 1, 2013
Prospectus

Effective January 18, 2014, if you hold your shares in a Fidelity mutual fund account and your dividend and/or redemption check(s) remains uncashed for six months, the check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

Previously the group fee rate component of certain Fidelity funds' management fees was based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts. Going forward, FMR has agreed that assets of Fidelity's sector funds that previously counted toward group assets will continue to be counted even after Fidelity SelectCo, LLC, an affiliate of FMR, has assumed management responsibilities for certain sector funds.

The following information replaces similar information in the Fund Management section:

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. For this purpose, the average net assets of any mutual funds previously advised by FMR that currently are advised by Fidelity SelectCo, LLC are included.

The following information replaces similar information found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 6.

Matthew Friedman (lead portfolio manager) has managed the fund since March 2011.

Stephen Barwikowski (co-manager), Justin Bennett (co-manager), Laurie Bertner (co-manager), Katherine Buck (co-manager), and John Mirshekari (co-manager) have managed the fund since March 2011.

The following information replaces the biographical information for Bruce Dirks and Matthew Friedman found in the "Fund Management" section beginning on page 22.

Matthew Friedman is lead portfolio manager of the fund, which he has managed since March 2011. He also manages other funds. Since joining Fidelity Investments in 2000, Mr. Friedman has worked as a research analyst and portfolio manager.

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Supplement to the
Fidelity® Mid Cap
Value Fund
April 1, 2013
Prospectus

Effective January 18, 2014, if you hold your shares in a Fidelity mutual fund account and your dividend and/or redemption check(s) remains uncashed for six months, the check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

Previously the group fee rate component of certain Fidelity funds' management fees was based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts. Going forward, FMR has agreed that assets of Fidelity's sector funds that previously counted toward group assets will continue to be counted even after Fidelity SelectCo, LLC, an affiliate of FMR, has assumed management responsibilities for certain sector funds.

The following information replaces similar information in the Fund Management section:

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. For this purpose, the average net assets of any mutual funds previously advised by FMR that currently are advised by Fidelity SelectCo, LLC are included.

The following information replaces similar information found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 6.

Court Dignan (portfolio manager) has managed the fund since April 2013.

The following information supplements information found in the "Additional Information about the Purchase and Sale of Shares" section under the heading "Selling Shares" on page 16.

  Certain types of transactions in employer-sponsored and 403(b) retirement plans recordkept by Fidelity, including redemptions in conjunction with plan sponsor events and redemptions of shares purchased through plan sponsor events, plan contributions or loan repayments.

The following information replaces the biographical information found in the "Fund Management" section on page 23.

Court Dignan is portfolio manager of the fund, which he has managed since April 2013. He also manages other funds. Since joining Fidelity Investments in 2003, Mr. Dignan has worked as an associate within Fidelity Capital Investors, as a research analyst, and portfolio manager.

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